UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 805-7200

Date of fiscal year end: 12/31

Date of reporting period: 06/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

1

Barings

Participation Investors

Report for the Six Months Ended June 30, 2022

1

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-participation-investors

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-participation-investors; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-participation-investors; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

1

Barings Participation Investors

TO OUR SHAREHOLDERS

July 31, 2022

We are pleased to present the June 30, 2022 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.20 per share, payable September 9, 2022 to shareholders of record on August 29, 2022. The Trust paid a $0.20 per share dividend for the preceding quarter. The Trust earned $0.22 per share of net investment income net of taxes for the second quarter of 2022, compared to $0.20 per share in the previous quarter.

During the second quarter, the net assets of the Trust decreased to $159,167,463 or $15.01 per share compared to $162,516,736 or $15.33 per share on March 31, 2021. This translates to a -0.80% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 8.58%, 9.21%, 8.63%, 10.14%, and 11.05% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price decreased 8.4% during the quarter, from $13.39 per share as of March 31, 2022 to $12.26 per share as of June 30, 2022. The Trust’s market price of $12.26 per share equates to an 18.3% discount to the June 30, 2022 net asset value per share of $15.01. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -5.0%, 0.4% and 2.1%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, decreased 9.8% and 4.4% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed nine new private placement investments and sixteen add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $8,323,055. Of note, the new platform investments included two fixed rate Sr. Subordinated Notes and seven floating rate term loans, six of which included equity co-investments, and the add-on investments consisted of all floating rate term loans, one of which included an equity co-investment.

With demand for products and services continuing to increase, one key question is whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses that are leaders in their space and offer defensive characteristics that we believe will allow them to perform through the cycle. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in the current diverse portfolio to perform through the potential cycle.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and remains well diversified by industry. This was a strategy put in place more than five years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of June 30, 2022, 64.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.7% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. We continue to see sustained performance from our junior debt and equity positions. Second, in addition to evaluating the quality of a credit, another key factor in deciding whether to pursue an investment is the capital structure of the portfolio company along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined through the cycle and agree to a capital structure which will remain sound through the cycle (and various interest rate environments). Third, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $5,728,959 or 3.1% of total assets, and low leverage profile at 0.15x as of June 30, 2022. We have strengthened our liquidity position with a $15.0 million committed revolving credit facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides ample liquidity to support our current portfolio as well as invest in new portfolio companies. As always, the Trust continues to benefit

(Continued)

1

from strong relationships with our financial sponsor partners which provides clear benefits including potential access for portfolio companies to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.20 per share is in line with our most recently reported net investment income of $0.22 per share, net of taxes. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to continue to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Christina Emery

President

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Participation Investors

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$18,178
$15,487
7/1/2012
6/30/2013
6/30/2014
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2022	1 Year	5 Year	10 Year

Barings Participation Investors	-5.18%	4.38%	6.16%

Bloomberg Barclays U.S. Corporate High Yield Index	-12.81%	2.10%	4.47%

Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

3

In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on our cost of capital and net investment income cannot yet be determined definitively. All of our loan agreements with our portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

4

Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value (Cost - $160,116,417)	$163,620,424
Corporate restricted securities - rule 144A securities at fair value (Cost - $7,904,695)	7,426,676
Corporate public securities at fair value (Cost - $4,573,146)	4,201,410

Total investments (Cost - $172,594,258)	175,248,510

Cash	5,722,265
Foreign currencies (Cost - $6,830)	6,694
Dividend and interest receivable	1,780,704
Receivable for investments sold	179,459
Deferred financing fees	55,395
Other assets	141,760

Total assets	183,134,787

Liabilities:
Note payable	15,000,000
Credit facility	8,200,000
Deferred tax liability	364,128
Investment advisory fee payable	358,127
Interest payable	35,100
Accrued expenses	9,969

Total liabilities	23,967,324

Commitments and Contingencies (See Note 7)
Total net assets	$159,167,463

Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	145,010,902
Total distributable earnings	14,050,544

Total net assets	$159,167,463

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$15.01

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2022

(Unaudited)

Investment Income:
Interest	$5,963,041
Dividends	107,855
Other	62,646

Total investment income	6,133,542

Expenses:
Investment advisory fees	713,670
Interest and other financing fees	448,601
Professional fees	147,130
Trustees’ fees and expenses	138,000
Reports to shareholders	45,000
Custodian fees	12,000
Other	38,169

Total expenses	1,542,570

Investment income - net	4,590,972

Income tax, including excise tax expense	52,850

Net investment income after taxes	4,538,122

Net realized and unrealized loss on investments and foreign currency:
Net realized gain on investments before taxes	363,576
Income tax expenses	(2,054)

Net realized gain on investments after taxes	361,522

Net increase in unrealized depreciation of investments before taxes	(4,552,362)
Net increase in unrealized depreciation of foreign currency translation before taxes	(142)
Net increase in deferred income tax expense	(139,812)

Net increase in unrealized depreciation of investments and foreign currency translation after taxes	(4,692,316)

Net loss on investments and foreign currency	(4,330,794)

Net increase in net assets resulting from operations	$207,328

See Notes to Consolidated Financial Statements

6

Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2022

(Unaudited)

Net decrease in cash & foreign currencies:

Cash flows from operating activities:
Purchases of portfolio securities	$(19,973,755)
Proceeds from disposition of portfolio securities	13,600,137
Interest, dividends and other income received	5,367,799
Interest expense paid	(445,283)
Operating expenses paid	(1,174,420)
Income taxes paid	(1,217,479)

Net cash used for operating activities	(3,843,001)

Cash flows from financing activities:
Borrowings under credit facility	2,200,000
Cash dividends paid from net investment income	(4,240,680)
Financing fees paid	(5,966)

Net cash used for financing activities	(2,046,646)

Net decrease in cash & foreign currencies	(5,889,647)
Cash & foreign currencies - beginning of period	11,618,748
Effects of foreign currency exchange rate changes on cash and cash equivalents	(142)

Cash & foreign currencies - end of period	$5,728,959

Reconciliation of net increase in net assets to net cash used for operating activities:

Net increase in net assets resulting from operations	$207,328

Increase in investments	(2,149,402)
Increase in interest receivable	(262,895)
Decrease in receivable for investments sold	261,209
Decrease in other assets	108,962
Increase in deferred tax liability	139,812
Decrease in investment advisory fee payable	(14,846)
Decrease in payable for investments purchased	(908,449)
Decrease in accrued expenses	(65,605)
Increase in interest payable	3,318
Decrease in tax payable	(1,162,575)

Total adjustments to net assets from operations	(4,050,471)

Effects of foreign currency exchange rate changes on cash and cash equivalents	142

Net cash used for operating activities	$(3,843,001)

See Notes to Consolidated Financial Statements

7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2022 (Unaudited)	For the year ended 12/31/2021
Increase in net assets:

Operations:
Investment income - net	$4,538,122	$9,188,642
Net realized gain on investments and foreign currency after taxes	361,522	4,867,781
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	(4,692,316)	11,328,033

Net increase in net assets resulting from operations	207,328	25,384,456

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2022 - $0.20 per share; 2021 - $0.80 per share)	(2,120,340)	(8,481,360)

Total increase / (decrease) in net assets	(1,913,012)	16,903,096

Net assets, beginning of period/year	161,080,475	144,177,379

Net assets, end of period/year	$159,167,463	$161,080,475

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six
	months ended
	6/30/2022		For the years ended December 31,
	(Unaudited)		2021	2020		2019	2018		2017
Net asset value:
Beginning of period / year	$15.19		$13.60	$13.80		$13.18	$13.91		$13.15

Net investment income (a)	0.43		0.86	1.00		1.00	1.03		1.09
Net realized and unrealized gain (loss) on investments	(0.41)		1.53	(0.40)		0.69	(0.68)		0.75

Total from investment operations	0.02		2.39	0.60		1.69	0.35		1.84

Dividends from net investment income to common shareholders	(0.20)		(0.80)	(0.80)		(1.08)	(1.08)		(1.08)
Increase / (Decrease) from dividends reinvested	0.00		0.00	0.00	(b)	0.01 (b)	(0.00	)(b)	(0.00	)(b)

Total dividends	(0.20)		(0.80)	(0.80)		(1.07)	(1.08)		(1.08)

Net asset value: End of period / year	$15.01		$15.19	$13.60		$13.80	$13.18		$13.91

Per share market value: End of period / year	$12.26		$14.80	$11.88		$16.13	$15.05		$14.10

Total investment return
Net asset value (c)	0.11%		17.84%	4.66%		13.21%	2.53%		14.29%
Market value (c)	(15.83%	)	32.09%	(21.11%	)	14.72%	15.02%		7.21%

Net assets (in millions): End of period / year	$159.17		$161.08	$144.18		$146.08	$138.75		$145.48
Ratio of total expenses to average net assets (d)	1.99%	(e)	2.66%	1.47%		2.26%	2.76%		3.23%
Ratio of operating expenses to average net assets	1.36%	(e)	1.46%	1.38%		1.45%	1.56%		1.49%
Ratio of interest expense to average net assets	0.56%	(e)	0.41%	0.43%		0.42%	0.42%		0.43%
Ratio of income tax expense to average net assets	0.07%	(e)	0.79%	(0.34%	)	0.39%	0.78%		1.31%
Ratio of net investment income to average net assets	5.65%	(e)	5.99%	7.52%		7.30%	7.47%		7.92%
Portfolio turnover	8%		43%	34%		22%	48%		24%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	Total expenses include income tax expense.
(e)	Annualized

Senior borrowings:
Total principal amount (in millions)	$23.2	$21	$15	$15	$15	$15

Asset coverage per $1,000 of indebtedness	$7,861	$8,670	$10,612	$10,739	$10,250	$10,699

See Notes to Consolidated Financial Statements

9

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022

(Unaudited)

Corporate Restricted Securities - 107.47%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.80%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.79% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$2,421,626	*	$2,394,927	$2,421,269
* 07/01/19 and 12/09/20.

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
6.67% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$974,753	12/19/18	966,721	960,114
5.50% Term Loan due 12/20/2024 (LIBOR + 4.500%)	$746,495	09/30/21	735,031	735,284
			1,701,752	1,695,398

Accurus Aerospace

A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.25% Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$492,424	04/05/22	424,349	424,057
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,752
			433,101	432,809

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (F)	766 uts.	10/01/21	24,353	77,331
Limited Liability Company Unit Class A (F)	197 uts.	10/01/21	6,320	19,945
Limited Liability Company Unit Class B (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (F)	197 uts.	10/01/21	202	—
			31,659	97,276

AIT Worldwide Logistics, Inc.

A provider of domestic and international third-party logistics services.
9.75% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$1,669,355	04/06/21	1,637,592	1,602,582
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	99,171
			1,693,237	1,701,753

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	113,636	229,312

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
6.56% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$997,273	11/02/21	$524,976	$527,177

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1% PIK) Senior Subordinated Note due 12/31/2024	$836,092	11/19/15	836,068	738,269
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	9,817
			947,168	748,086

ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
7.50% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,128,027	11/08/19	1,118,563	1,128,028

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
8.25% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$1,741,500	10/30/18	1,727,946	1,741,501

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	190,406
			209,600	399,796

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
12.00% HoldCo PIK Note due 05/19/2028	$301,237	11/30/21	295,965	296,383
6.82% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$1,385,761	11/30/21	1,042,292	1,044,973
Limited Liability Company Unit	44,231 uts.	11/30/21	44,231	35,926
			1,382,488	1,377,282

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	51,064	136,173
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	53,708
			71,280	189,881

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
8.00% Term Loan due 10/14/2027 (LIBOR + 5.750%) (G)	$1,421,409	10/14/21	$1,274,650	$1,250,249
Limited Liability Company Unit (F)	111,835 uts.	10/14/21	111,835	102,206
			1,386,485	1,352,455

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.50% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$808,993	10/03/18	804,637	808,993

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.00% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$874,884	05/14/18	867,637	839,889

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.67% Term Loan due 09/07/2023 (LIBOR + 5.000%)	$869,533	09/04/18	867,445	869,533

CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.45% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$2,494,339	12/13/21	2,212,613	2,208,706

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions
7.50% Term Loan due 12/27/2027 (LIBOR + 5.250%) (G)	$982,405	12/28/21	912,178	913,829

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
7.67% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$1,648,488	01/29/21	1,620,267	1,592,439
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	37,325
			1,675,912	1,629,764

12

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
6.91% Term Loan due 12/28/2027 (LIBOR + 5.500%) (G)	$970,225	02/14/22	$869,409	$870,612
Preferred Stock	28 shs.	02/14/22	27,551	40,288
			896,960	910,900

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
8.67% Term Loan due 04/17/2027 (LIBOR + 7.000%)	$2,053,546	*	2,010,535	2,020,765
Limited Liability Company Unit Class B	6,629 uts.	04/23/20	—	47,229
* 04/23/20, 10/30/20 and 11/18/20.			2,010,535	2,067,994

Compass Precision

A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,296,338	04/15/22	1,271,943	1,270,411
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	438,055
			1,703,193	1,708,466

Comply365

A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
6.50% Term Loan due 04/19/2028 (SOFR + 5.500%) (G)	$710,453	04/15/22	643,969	643,496

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.83% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$582,607	01/30/20	576,580	564,546
Limited Liability Company Unit (F)	1,237 shs.	*	49,559	24,581
* 01/30/20 and 03/05/21			626,139	589,127

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
7.50% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$1,381,200	12/22/20	1,360,577	1,325,952

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
7.67% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$1,599,545	12/29/21	$1,307,325	$1,289,704
Limited Liability Company Unit	2,209 uts.	12/29/21	94,091	65,278
			1,401,416	1,354,982

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,379,504	1,289,894
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	68,965
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,748,432	1,358,859

DistroKid (IVP XII DK Co-Invest, LP)

A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
8.00% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$1,639,209	10/01/21	1,610,511	1,614,590
Limited Liability Company Unit (F)	73,333 uts.	10/01/21	73,404	69,844
			1,683,915	1,684,434

Dunn Paper

A provider of specialty paper for niche product applications.
0.00% Second Lien Term Loan due 08/31/2023 (D)	$1,725,000	09/28/16	1,714,183	398,077

Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.38% Term Loan due 07/01/2027 (LIBOR + 5.500%)	$997,829	07/20/21	849,436	846,293

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
8.24% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$1,679,204	11/22/21	1,652,053	1,655,722
Limited Liability Company Unit	46 uts.	11/22/21	45,796	61,019
			1,697,849	1,716,741

EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.00% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$997,683	12/30/21	906,384	908,043

14

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
8.00% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$1,247,434	04/19/21	$1,176,634	$1,182,316

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	—

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
6.85% Term Loan due 09/14/2027 (LIBOR + 5.750%)	$702,131	09/14/21	689,897	691,807

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,360,885	06/30/17	1,353,631	1,360,885
Limited Liability Company Unit (B) (F)	397,695 uts.	06/30/17	397,695	812,069
			1,751,326	2,172,954

ENTACT Environmental Services, Inc.

A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
8.00% Term Loan due 12/15/2025 (LIBOR + 5.750%)	$999,886	02/09/21	992,751	969,889

eShipping

An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
7.42% Term Loan due 11/05/2027 (LIBOR + 5.750%) (G)	$1,718,695	11/05/21	1,224,083	1,227,828

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	192,815
* 06/29/18 and 12/29/20.

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	$42,343	$691,724

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	33,630
8.78% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	466,853	466,667
			500,484	500,297

Follett School Solutions
A provider of software for K-12 school libraries.
6.50% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$1,701,336	08/31/21	1,671,355	1,676,761
LP Units (B) (F)	881 uts.	08/30/21	8,805	10,311
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,345
			1,682,163	1,689,417

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
7.40% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$1,606,406	05/21/21	1,031,227	1,056,098
Limited Liability Company Unit (B) (F)	108 shs.	05/21/21	107,813	107,810
			1,139,040	1,163,908

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	52,735
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	52,735

gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	826,422
Common Stock (B)	1,181 shs.	03/27/13	118,110	18,756
			767,716	845,178

16

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.25% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$2,369,583	*	$2,357,951	$2,369,583
6.67% Term Loan due 04/27/2027 (LIBOR + 5.000%)	$83,891	04/27/21	82,543	83,891
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	129,083
* 12/19/17 and 04/16/19.			2,543,641	2,582,557

Handi Quilter Holding Company (Premier Needle Arts)

A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	149,040
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	149,040

Heartland Veterinary Partners

A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$1,833,062	11/17/21	1,747,968	1,750,698

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	102 uts.	01/17/14	101,563	490,503

Home Care Assistance, LLC

A provider of private pay non-medical home care assistance services.
8.50% Term Loan due 03/30/2027 (LIBOR + 4.750%)	$848,732	03/26/21	835,306	831,757

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
7.25% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$387,334	04/05/22	379,903	379,587

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.67% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$1,041,878	11/21/19	$1,038,227	$848,089
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,038,227	848,089

Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
7.75% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,073,526	02/05/20	1,059,197	1,052,055

JF Petroleum Group
A provider of repair, maintenance, instalation and projection management servicese to the US fueling infrastructure industry.
7.33% Term Loan due 04/20/2026 (LIBOR + 6.000%)	$679,716	05/04/21	664,048	642,332

Jones Fish

A provider of lake management services, fish stocking and pond aeration sales and services.
6.75% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$1,261,603	02/28/22	1,073,278	1,074,618
Common Stock (F)	384 shs.	02/28/22	38,397	38,397
			1,111,675	1,113,015

Kano Laboratories LLC

A producer of industrial strength penetrating oils and lubricants.
7.01% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$1,240,816	11/18/20	827,685	826,192
7.01% Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$447,599	11/08/21	265,148	266,107
Limited Liability Company Unit	20 uts.	11/19/20	19,757	19,760
			1,112,590	1,112,059

LeadsOnline

A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
6.00% Term Loan due 12/23/2027 (LIBOR + 5.000%) (G)	$1,717,516	02/07/22	1,494,895	1,496,862
Limited Liability Company Unit (F)	4,528 uts.	02/07/22	4,528	4,528
			1,499,423	1,501,390

18

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
8.48% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$2,476,873	*	$2,438,339	$2,436,280
* 12/22/20 and 09/09/21

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 12/31/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 12/31/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gasses.
5.28% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$605,124	02/24/22	562,129	561,530

Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,529	6,945
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	6,945

Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
7.82% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$487,346	11/25/19	481,726	487,346

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	—
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	—

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 03/20/2024	$915,819	03/09/18	$912,337	$906,661
12% Senior Subordinated Debt due 03/31/2025	$351,088	03/31/22	344,655	347,577
Limited Liability Company Unit (B) (F)	190 uts.	03/09/18	200,718	403,642
			1,457,710	1,657,880

MNS Engineers, Inc.

A consulting firm that provides civil engineering, construction management and land surveying services.
7.17% Term Loan due 07/30/2027 (LIBOR + 5.500%)	$1,191,000	08/09/21	1,170,703	1,174,172
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	83,427
			1,270,703	1,257,599

Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	411,765
10.00% Second Lien Term Loan due 06/23/2027	$588,235	06/27/22	576,496	576,471
			988,261	988,236

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
7.12% Incremental Term Loan due 08/21/2026 (LIBOR + 6.000%)	$816,404	11/05/21	802,297	800,435
7.12% Term Loan due 08/21/2026 (LIBOR + 6.000%)	$594,579	08/25/20	584,290	582,949
			1,386,587	1,383,384

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
7.50% First Lien Term Loan due 11/30/2027 (LIBOR + 5.250%) (G)	$762,047	12/06/21	542,280	523,883
7.50% Incremental Term Loan due 12/06/2027 (LIBOR + 5.250%)	$871,553	12/28/21	857,602	836,691
Limited Liability Company Unit Class A Preferred	790 uts.	12/06/21	79,043	66,289
Limited Liability Company Unit Class B Common	88 uts.	12/06/21	8,783	—
			1,487,708	1,426,863

National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
7.50% First Lien Term Loan due 09/28/2024 (LIBOR + 5.250%) (G)	$996,122	12/20/21	745,846	745,665

20

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
6.76% Term Loan due 02/01/2026 (LIBOR + 5.250%) (G)	$1,711,331	02/10/21	$1,144,566	$1,151,500

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
7.00% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$745,566	10/01/21	732,513	734,383

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
8.25% Term Loan due 12/10/2028 (LIBOR + 6.000%) (G)	$981,051	12/20/21	829,792	828,305
7.57% Term Loan due 12/20/2028 (LIBOR + 6.000%)	$113,370	04/29/22	111,155	111,103
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	21,092
			962,039	960,500

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
7.83% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$645,704	03/31/22	595,363	595,952

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$1,732,544	12/30/20	1,693,567	1,697,893

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
6.22% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$1,578,931	12/23/19	1,560,569	1,554,399

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 12/29/2023	$1,775,705	02/17/17	1,774,615	1,775,705
Common Stock Class A (B)	380,545 shs.	*	380,545	333,704
* 01/29/16 and 02/17/17.			2,155,160	2,109,409

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.50% Term Loan due 02/28/2024 (LIBOR + 4.250%)	$783,253	03/06/19	$776,257	$740,958

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carries in Florida.
8.78% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$1,756,344	12/20/21	1,710,180	1,703,654
Warrant-Class A, to purchase common stock at $.01 per share	924 uts.	12/22/21	—	—
Warrant-Class B, to purchase common stock at $.01 per share	312 uts.	12/22/21	—	—
Warrant-Class CC, to purchase common stock at $.01 per share	32 uts.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share	82 uts.	12/22/21	—	—
			1,710,180	1,703,654

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.17% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$381,827	09/29/20	372,411	373,412
8.17% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$1,892,818	11/14/17	1,876,706	1,851,101
			2,249,117	2,224,513

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	174,669	1,925
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
6.42% First Lien Term Loan due 12/03/2027 (LIBOR + 4.750%) (G)	$946,500	12/03/21	821,119	819,305
Limited Liability Company Unit (F)	1,471 uts.	12/03/21	147,110	147,110
			968,229	966,415

22

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2024 (D)	$1,069,985	07/31/14	$1,064,183	$873,643
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	873,643

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
7.00% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$1,461,403	11/15/21	1,191,577	1,195,994

PPC Event Services
A special event equipment rental business.
12.00% Term Loan due 05/28/2023 (D)	$795,650	07/21/20	616,461	691,420
8.00% Term Loan due 05/28/2023 (D)	$796,874	07/21/20	616,911	676,546
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	71,018	211,129
Common Stock (B)	170,927 shs.	07/21/20	—	113,409
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	—
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	225
			1,519,309	1,692,729

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
6.50% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$903,226	03/15/22	692,505	693,366
8.00% Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	31,675
Limited Liability Company Unit	96,774 uts.	03/15/22	64,516	66,387
			789,279	791,428

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$1,332,775	08/12/20	1,314,490	1,332,775
Limited Liability Company Unit (F)	21,532 uts.	03/05/21	21,532	14,640
			1,336,022	1,347,415

RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.80% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$1,622,446	12/09/20	1,592,602	1,589,997

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	$184,689	$751,409

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
7.46% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$966,019	11/15/21	944,491	946,900
Limited Liability Company Unit	39,474 uts.	09/29/17	39,474	39,474
			983,965	986,374

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
8.61% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,725,000	04/28/21	1,695,565	1,725,000
8.61% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$552,000	11/15/21	541,885	552,000
			2,237,450	2,277,000

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.50% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,697,319	1,725,000

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
7.00% Term Loan due 06/22/2024 (LIBOR + 5.000%)	$2,455,219	*	2,434,459	2,163,048
* 07/30/18 and 09/30/20.

ROI Solutions
Call center outsourcing and end user engagement services provider.
6.50% Term Loan due 07/31/2024 (LIBOR + 5.000%) (G)	$1,592,918	07/31/18	1,047,215	1,058,290

24

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$2,448,674	*	$2,409,182	$2,407,455
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.25% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,219,725	01/08/19	1,213,236	1,219,725

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.62% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$1,670,079	12/15/20	1,642,145	1,648,368
Common Stock	29 shs.	12/16/20	29,262	36,526
			1,671,407	1,684,894

Sandvine Corporation
A provider of active network intelligence solutions.
9.67% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,701,607	1,725,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.17% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,479,623	07/27/18	1,464,976	1,337,579

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
7.75% Term Loan due 12/15/2027 (LIBOR + 5.500%) (G)	$1,721,985	12/16/21	1,171,373	1,188,978

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.67% Term Loan due 12/30/2026 (LIBOR + 5.000%) (G)	$1,702,889	12/30/20	1,509,982	1,508,511

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
9.75% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$1,725,000	03/02/21	$1,685,039	$1,698,087

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
7.32% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$1,717,897	11/03/21	1,382,834	1,386,667

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	9,525,642

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
7.75% Term Loan due 12/20/2026 (LIBOR + 5.500%)	$1,321,988	12/23/19	1,307,186	1,321,988

Stackline
An e-commerce data company that tracks products sold through online retailers.
8.75% Term Loan due 07/30/2028	$1,758,600	07/29/21	1,729,364	1,734,175
Common Stock (B)	1,340 shs.	07/30/21	42,078	62,893
			1,771,442	1,797,068

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
7.11% First Lien Term Loan due 12/02/2027 (LIBOR + 5.500%) (G)	$1,720,300	12/02/21	1,075,809	1,077,657

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	223,826
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	37,373
			188,961	261,199

26

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Stratus Unlimited
A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
8.38% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$944,761	07/02/21	$755,901	$760,373
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	83,266
			830,567	843,639

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$2,017,902	*	2,000,326	1,977,895
Preferred Stock Series A	28 shs.	12/21/20	71,176	79,875
Common Stock (B)	68 shs.	**	104,986	233,030
* 07/31/15 and 12/21/20.			2,176,488	2,290,800
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
7.17% Term Loan due 10/14/2028 (LIBOR + 5.500%) (G)	$994,708	10/28/21	747,687	748,920

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
7.63% Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$500,000	03/31/22	476,495	476,960

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
7.50% Term Loan due 12/20/2027 (LIBOR + 5.250%) (G)	$1,970,029	12/20/21	1,407,502	1,410,530

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% Term Loan due 04/27/2028	$884,615	04/29/22	867,432	866,923
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	840,385
			1,691,009	1,707,308

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.99% HoldCo PIK Note due 10/21/2028 (LIBOR + 7.750%)	$1,150,000	10/28/21	$1,129,211	$1,132,154
5.92% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$574,457	12/21/21	98,056	100,935
			1,227,267	1,233,089

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.00% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$1,696,910	*	1,669,547	1,662,344
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
8.15% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$474,359	04/01/22	465,167	464,872
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	25,641
			490,808	490,513

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	10,698

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
6.16% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$780,310	02/13/20	773,160	757,681

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.00% Term Loan due 02/19/2026 (LIBOR + 4.750%)	$1,707,750	02/25/21	1,685,915	1,677,864

28

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2024 (D)	$1,204,904	01/23/15	$1,203,934	$1,203,699

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
8.50% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,683,534	12/13/19	1,662,118	1,649,862
8.50% First Lien Term Loan due 04/28/2029 (LIBOR + 6.250%)	$801,015	11/15/21	786,850	784,995
			2,448,968	2,434,857

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.75% Term Loan due 10/01/2023 (LIBOR + 5.500%)	$2,266,916	09/28/18	2,255,684	2,217,042
6.65% Third Amendment Term Loan due 09/28/2023 (LIBOR + 5.250%)	$213,781	10/27/21	211,302	209,078
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	60,413	40,100
			2,527,399	2,466,220

Turnberry Solutions, Inc.
A provider of technology consulting services.
7.13% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,616,763	07/29/21	1,590,378	1,574,727

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
7.55% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,073,262	*	2,056,536	2,035,751
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
7.81% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$2,283,333	12/14/20	2,249,401	2,283,333

29

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

VitalSource
A provider of digital fulfillment software for the higher education sector.
7.60% Term Loan due 06/01/2028 (LIBOR + 6.000%)	$1,677,083	06/01/21	$1,648,723	$1,675,405
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	33,251
			1,667,632	1,708,656

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.17% Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,377,243	05/17/18	2,362,260	2,330,986

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	49,090

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,177	319,795

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
7.10% Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$1,200,638	12/01/21	1,050,573	1,052,894
Limited Liability Company Unit (F)	146 uts.	09/29/17	145,803	145,803
			1,196,376	1,198,697

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.92% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$301,732	09/21/20	295,705	301,732
6.42% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,200,219	01/09/20	1,182,563	1,183,193
			1,478,268	1,484,925

30

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
7.63% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$1,002,056	02/09/22	$533,496	$534,814
Limited Liability Company Unit (F)	31 uts.	02/09/22	31,256	38,471
			564,752	573,285

Total Private Placement Investments (E)			$160,116,417	$163,620,424

31

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.67%: (H)

Bonds - 4.67%
American Airlines Inc.	11.750	07/15/25	$500,000	$496,683	$517,450
AOC, LLC	6.625	10/15/29	70,000	61,097	58,975
Carriage Purchaser Inc.	7.875	10/15/29	500,000	377,586	372,317
Cogent Communications	7.000	06/15/27	750,000	726,660	718,500
Coronado Finance Pty Ltd.	10.750	05/15/26	247,000	243,207	256,263
CSC Holdings LLC	5.000	11/15/31	625,000	519,797	421,273
CVR Energy Inc.	5.750	02/15/28	500,000	462,474	445,851
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	475,701	472,731
Frontier Communications	8.750	05/15/30	194,000	194,000	196,132
Neptune Energy Bondco PLC	6.625	05/15/25	500,000	495,595	480,000
New Enterprise Stone & Lime Co Inc.	9.750	07/15/28	505,000	483,781	431,775
Panther BF Aggregator 2 LP	8.500	05/15/27	100,000	94,264	96,648
Prime Security Services, LLC	6.250	01/15/28	885,000	794,694	740,386
Terrier Media Buyer, Inc.	8.875	12/15/27	530,000	511,910	418,705
The Manitowoc Company, Inc.	9.000	04/01/26	500,000	490,952	465,505
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	492,471	457,420
Verscend Holding Corp	9.750	08/15/26	482,000	503,823	468,745
Scientific Games Holdings LP	6.625	03/01/30	480,000	480,000	408,000

Total Bonds				7,904,695	7,426,676

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$7,904,695	$7,426,676

Total Corporate Restricted Securities				$168,021,112	$171,047,100

32

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Public Securities - 2.64%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.89%
Almonde, Inc.	7.250%	8.489%	06/13/25	$500,000	$505,000	$427,145
Alpine US Bidco LLC	9.000	10.120	04/28/29	628,215	612,026	571,676
Edelman Financial Services	6.750	8.416	06/08/26	128,178	127,852	116,682
Kenan Advantage Group Inc.	7.250	8.916	08/17/27	564,317	550,250	507,885
Magenta Buyer LLC	8.250	9.480	05/03/29	503,333	498,517	458,033
STS Operating, Inc.	8.000	9.666	04/25/26	500,000	505,000	484,375
Front Line Power Construction LLC	12.500	13.950	11/01/28	249,375	235,701	243,141
Syncsort Incorporated	7.250	8.434	04/23/29	222,222	220,752	195,231

Total Bank Loans					3,255,098	3,004,168

Bonds - 0.72%
Genesis Energy LP		6.500	10/01/25	337,000	325,322	310,883
Hecla Mining Company		7.250	02/15/28	500,000	476,871	460,934
Triumph Group, Inc.		7.750	08/15/25	500,000	502,161	385,000

Total Bonds					1,304,354	1,156,817

Common Stock - 0.03%
Tourmaline Oil Corp				42,397	—	32,867
Front Line Power Construction LLC				12,001	13,694	7,558

Total Common Stock					13,694	40,425

Total Corporate Public Securities					$4,573,146	$4,201,410

Total Investments		110.10%			$172,594,258	$175,248,510

Other Assets		4.96				7,886,277
Liabilities		(15.06)				(23,967,324)

Total Net Assets		100.00%				$159,167,463
(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2022 the values of these securities amounted to $163,620,424 or 102.80% of net assets.
(F)	Held in PI Subsidiary Trust
(G)	A portion of these securities contain unfunded commitments. As of June 30, 2022, total unfunded commitments amounted to $9,760,157 and had unrealized appreciation of $23,486 or 0.01% of net assets. See Note 7.
(H)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK - Payment-in-kind

33

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.10%
Accurus Aerospace	$432,809
Compass Precision	1,708,466
CTS Engines	1,325,952
Narda-MITEQ (JFL-Narda Partners, LLC)	1,426,863
Sunvair Aerospace Group Inc.	2,290,800
Trident Maritime Systems	1,677,864
Trident TPI Holdings Inc.	457,420
Triumph Group, Inc.	385,000
9,705,174
AIRLINES - 1.40%
American Airlines Inc.	517,450
Echo Logistics	1,716,741
2,234,191
AUTOMOTIVE - 3.98%
Aurora Parts & Accessories LLC	399,796
English Color & Supply LLC	2,172,954
JF Petroleum Group	642,332
Omega Holdings	595,952
Panther BF Aggregator 2 LP	96,648
Truck-Lite	2,434,857
6,342,539
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.82%
The Caprock Group (aka TA/TCG Holdings, LLC)	1,233,089
The Hilb Group, LLC	1,662,344
2,895,433
BUILDING MATERIALS - 1.32%
Decks Direct	1,354,982
New Enterprise Stone & Lime Co Inc.	431,775
Wolf-Gordon, Inc.	319,795
2,106,552
CABLE & STATELLITE - 0.26%
CSC Holdings LLC	421,273

CHEMICALS - 1.25%
Kano Laboratories LLC	1,112,059
Polytex Holdings LLC	873,643
1,985,702

Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 7.44%
Accelerate Learning	$1,695,398
LYNX Franchising	2,436,280
MeTEOR Education LLC	1,657,880
Mobile Pro Systems	988,236
PPC Event Services	1,692,729
Prime Security Services, LLC	740,386
ROI Solutions	1,058,290
Turnberry Solutions, Inc.	1,574,727
11,843,926
CONSUMER PRODUCTS - 3.59%
AMS Holding LLC	229,312
Blue Wave Products, Inc.	189,881
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	845,178
Handi Quilter Holding Company	149,040
HHI Group, LLC	490,503
Jones Fish	1,113,015
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	6,945
Renovation Brands (Renovation Parent Holdings, LLC)	986,374
Terrybear	1,707,308
5,717,556
DIVERSIFIED MANUFACTURING - 7.21%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	58,975
F G I Equity LLC	691,724
MNS Engineers, Inc.	1,257,599
Reelcraft Industries, Inc.	751,409
Resonetics, LLC	2,277,000
Safety Products Holdings, Inc.	1,684,894
Standard Elevator Systems	1,077,657
Strahman Holdings Inc.	261,199
Tank Holding	476,960
The Manitowoc Company, Inc.	465,505
Therma-Stor Holdings LLC	10,698
Trystar, Inc.	2,466,220
11,479,840

34

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ELECTRIC - 1.27%
Dwyer Instruments, Inc.	$846,293
Electric Power Systems International, Inc.	1,182,316
2,028,609
ENVIRONMENTAL - 1.42%
ENTACT Environmental Services, Inc.	969,889
Marshall Excelsior Co.	561,530
Northstar Recycling	734,383
2,265,802
FINANCE COMPANIES - 0.75%
Portfolio Group	1,195,994

FINANCIAL OTHER - 1.11%
Cogency Global	910,900
Edelman Financial Services	116,682
National Auto Care	745,665
1,773,247
FOOD & BEVERAGE - 4.52%
Alpine US Bidco LLC	571,676
Del Real LLC	1,358,859
PANOS Brands LLC	2,109,409
Sara Lee Frozen Foods	1,337,579
Westminster Acquisition LLC	49,090
Woodland Foods, Inc.	1,198,697
Ziyad	573,285
7,198,595
GAMING - 0.26%
Scientific Games Holdings LP	408,000

HEALTHCARE - 6.92%
Cadence, Inc.	839,889
Ellkay	691,807
GD Dental Services LLC	52,735
Heartland Veterinary Partners	1,750,698
Home Care Assistance, LLC	831,757
Illumifin	379,587
Navia Benefit Solutions, Inc.	1,151,500
Office Ally (OA TOPCO, LP)	960,500
RedSail Technologies	1,589,997
TherOX, Inc.	—
UroGPO, LLC	2,283,333
Verscend Holding Corp	468,745
11,000,548

Fair Value/ Market Value

INDUSTRIAL OTHER - 12.58%
ASPEQ Holdings	$1,128,028
Concept Machine Tool Sales, LLC	589,127
E.S.P. Associates, P.A.	192,815
Front Line Power Construction LLC	250,699
IM Analytics Holdings, LLC	848,089
Industrial Service Solutions	1,052,055
Media Recovery, Inc.	487,346
PB Holdings LLC	740,958
Polara (VSC Polara LLC)	966,415
Specified Air Solutions	9,525,642
Stratus Unlimited	843,639
STS Operating, Inc.	484,375
Tencarva Machinery Company	1,410,530
World 50, Inc.	1,484,925
20,004,643
LOCAL AUTHORITY - 0.94%
LeadsOnline	1,501,390

MEDIA & ENTERTAINMENT - 3.96%
Advantage Software	97,276
BrightSign	1,352,455
Cadent, LLC	869,533
DistroKid (IVP XII DK Co-Invest, LP)	1,684,434
HOP Entertainment LLC	—
Music Reports, Inc.	1,383,384
The Octave Music Group, Inc. (fka TouchTunes)	490,513
Terrier Media Buyer, Inc.	418,705
6,296,300
METALS & MINING - 0.75%
Coronado Finance Pty Ltd.	256,263
First Quantum Minerals Ltd.	472,731
Hecla Mining Company	460,934
1,189,928
MIDSTREAM - 0.20%
Genesis Energy LP	310,883

See Notes to Consolidated Financial Statements

35

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

OIL FIELD SERVICES - 0.32%
Neptune Energy Bondco PLC	$480,000
Petroplex Inv Holdings LLC	1,925
Tourmaline Oil Corp	32,867
514,792
PACKAGING - 1.29%
ASC Holdings, Inc.	748,086
Five Star Holding, LLC	500,297
Brown Machine LLC	808,993
2,057,376
PAPER - 0.25%
Dunn Paper	398,077

PROPERTY & CASUALTY - 1.07%
Pearl Holding Group	1,703,654

REFINING - 1.04%
CVR Energy Inc.	445,851
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	1,203,699
1,649,550
TECHNOLOGY - 27.15%
1WorldSync, Inc.	2,421,269
Almonde, Inc.	427,145
Amtech Software	527,177
Audio Precision	1,741,501
Best Lawyers (Azalea Investment Holdings, LLC)	1,377,282
CAi Software	2,208,706
Cash Flow Management	913,829
CloudWave	1,629,764
Command Alkon	2,067,994
Comply365	643,496
EFI Productivity Software	908,043
Follett School Solutions	1,689,417
GraphPad Software, Inc.	2,582,557
Magenta Buyer LLC	458,033
Options Technology Ltd	1,554,399

Fair Value/ Market Value

ProfitOptics	$791,428
Recovery Point Systems, Inc.	1,347,415
REVSpring, Inc.	1,725,000
RPX Corp	2,407,455
Ruffalo Noel Levitz	1,219,725
Sandvine Corporation	1,725,000
Scaled Agile, Inc.	1,188,978
Smart Bear	1,698,087
Smartling, Inc.	1,386,667
Springbrook Software	1,321,988
Stackline	1,797,068
Syncsort Incorporated	195,231
Syntax Systems Ltd.	748,920
Transit Technologies LLC	757,681
U.S. Legal Support, Inc.	2,035,751
VitalSource	1,708,656
43,205,662
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	196,132

TRANSPORTATION SERVICES - 9.37%
AIT Worldwide Logistics, Inc.	1,701,753
Carriage Purchaser Inc.	372,317
eShipping	1,227,828
FragilePAK	1,163,908
Kenan Advantage Group Inc.	507,885
Omni Logistics, LLC	1,697,893
Pegasus Transtech Corporation	2,224,513
Rock-it Cargo	2,163,048
SEKO Worldwide, LLC	1,508,511
VP Holding Company	2,330,986
14,898,642
WIRELESS - 0.45%
Cogent Communications	718,500

Total Investments - 110.10% (Cost - $172,594,258)	$175,248,510

See Notes to Consolidated Financial Statements

36

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the

“Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $163,620,424 (102.80% of net assets) as of June 30, 2022, the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

38

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the

Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2022.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$17,560,272	$—	$7,426,676	$10,133,596
Bank Loans	133,430,890	—	—	133,430,890
Common Stock - U.S.	1,948,563	—	—	1,948,563
Preferred Stock	1,628,302	—	—	1,628,302
Partnerships and LLCs	16,479,073	—	—	16,479,073
Public Securities
Bank Loans	3,004,168	—	1,681,466	1,322,702
Corporate Bonds	1,156,817	—	1,156,817	—
Common Stock - U.S.	40,425	7,558	—	32,867
Preferred Stock	—	—	—	—
Short-term Securities	—	—	—	—
Total	$175,248,510	$7,558	$10,264,959	$164,975,993
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2022.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$ 108,729,167	Income Approach	Implied Spread	8.6% - 18.7%	10.5%

	$ 1,246,166	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 11.6x	7.1x

Corporate Bonds	$ 9,253,008	Income Approach	Implied Spread	13.0% - 23.7%	16.6%

	$ 880,587	Enterprise Value Waterfall Approach	Valuation Multiple	5.5x to 6.8x	5.5x

Equity Securities**	$ 18,297,710	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 52.5x	16.2x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $26,569,355 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2022
Restricted Securities
Corporate Bonds	$9,549,244	$511,774	$96,832	$(24,254)	$—	$—	$—	$10,133,596
Bank Loans	130,187,625	(980,847)	14,417,119	(350,022)	(9,842,985)	—	—	133,430,890
Common Stock - U.S.	1,257,986	324,091	450,162	(83,676)	—	—	—	1,948,563
Preferred Stock	1,608,973	470	27,551	(8,692)	—	—	—	1,628,302
Partnerships and LLCs	17,285,572	(2,286,544)	1,511,954	(31,909)	—	—	—	16,479,073
Public Securities
Bank Loans	1,127,428	(88,793)	284,692	—	(625)	—	—	1,322,702
Common Stock - U.S.	33,565	(698)	—	—	—	—	—	32,867
Corporate Bonds	—	—	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—	—	—
	$161,050,393	$(2,520,547)	$16,788,310	$(498,553)	$(9,843,610)	$—	$—	$164,975,993
*	For the six months ended June 30, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

40

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest Income (OID Amortization)	$256,002	—
Net realized gain on investments before taxes	$234,337	—
Net change in unrealized (depreciation) of investments before taxes	$(3,010,886)	(4,440,990)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2022, the fair value of the Trust’s non-accrual assets was $5,140,223, or 2.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $7,981,431, or 4.6% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2022, the Trust held no PIK non-accrual assets.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2022, the PI Subsidiary Trust has incurred income tax benefit of $18,861.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2022, the PI Subsidiary Trust has a deferred tax liability of $364,128.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings and net realized gains, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held by remote electronic communications (in accordance with Securities and Exchange Commission relief) on April 18, 2022, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise

42

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.

Investment Performance

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 3-month, year-to-date, 1- and 3- year periods, had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, and had underperformed the S&P 500 Index for the 1-, 3- ,5- and 10-year periods, in each case ended December 31, 2021. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Corporate Investors is lower than the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

4.	Borrowings

Senior Secured Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2022, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility

On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Interest charged is at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $7,500,000, the unused amount shall be deemed to be in an amount equal to $7,500,000. As of June 30, 2022, the Trust had $8,200,000 of outstanding borrowings on the revolving credit facility.

5.	Purchases and Sales of Investments

	For the six months ended 06/30/2022
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$18,775,056	$13,338,303

Corporate public securities	290,250	625

6.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

44

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

At June 30, 2022 the Trust had the following unfunded commitments:

Delayed Draw Term Loans:

Investment	Unfunded Amount	Unfunded Value
Amtech Software	$363,636	$364,439
Best Lawyers	221,154	221,582
Dwyer Instruments, Inc.	131,579	131,165
Electric Power Systems International Inc.	50,125	50,644
eShipping	293,035	293,674
FragilePAK	539,063	547,409
Heartland Veterinary Partners	46,000	46,425
Kano Laboratories LLC	569,601	569,500
National Auto Care	142,157	142,085
Navia Benefit Solutions Inc.	543,720	546,513
Portfolio Group	244,950	245,861
ROI Solutions, LLC	534,628	541,313
Scaled Agile, Inc.	287,170	290,116
SEKO Worldwide, LLC	160,320	160,103
Smartling, Inc.	202,941	203,394
Standard Elevator Systems	514,576	515,355
Stratus Unlimited	172,106	173,833
Syntax Systems Ltd.	193,308	193,555
Tencarva Machinery Company	233,555	233,914
The Caprock Group	360,424	362,536
Ziyad	276,811	277,175

	$6,080,858	$6,110,589

Revolvers:

Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace Corporation	$60,981	$60,945
Amtech Software	90,909	91,110
Best Lawyers	97,308	97,522
BrightSign	134,202	131,899
CAi Software	235,746	235,377
Cash Flow Management	52,239	52,364
Cogency Global	82,652	82,754
Comply365	52,748	52,713
Decks Direct	263,455	259,308
EFI Productivity Software	73,012	73,133
eShipping	170,937	171,310
Jones Fish	164,557	164,732
LeadsOnline	194,577	194,839
Marshall Excelsior Co.	33,005	32,924
Narda-MITEQ	207,682	202,677
National Auto Care	98,039	98,021
Office Ally	133,124	132,923
Omega Holdings	37,914	38,060
Polara	108,266	108,058
ProfitOptics	193,548	193,731
Scaled Agile, Inc.	231,716	234,034
Smartling, Inc.	101,471	101,697
Standard Elevator Systems	98,822	98,979
Syntax Systems Ltd.	44,762	44,853
Tank Holding Corp	12,727	12,748
Tencarva Machinery Company	297,534	297,992
The Caprock Group	105,981	106,361
Woodland Foods, Inc.	128,377	128,757
Ziyad	173,007	173,234
	$3,679,299	$3,673,054
Total Unfunded Commitments	$9,760,157	$9,783,643

As of June 30, 2022, unfunded commitments had unrealized appreciation of $23,486 or 0.01% of net assets.

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2022
	Amount	Per Share

Investment income	$2,970,053
Net investment income (net of taxes)	2,161,764	$0.20
Net realized and unrealized gain on investments (net of taxes)	(725,503)	(0.07)

	June 30, 2022
	Amount	Per Share

Investment income	$3,163,489
Net investment income (net of taxes)	2,376,358	$0.22
Net realized and unrealized loss on investments (net of taxes)	(3,605,291)	(0.34)

9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, May 19, 2022. The shareholders were asked to vote to re-elect Susan B. Sweeney as Trustee for a three-year term, and to elect David M. Mihalick as Trustee for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Clifford M. Noreen, Michael H. Brown, Barbara M. Ginader, Edward P. Grace and Maleyne M. Syracuse continued to serve their respective terms following the May 19, 2022 Annual Shareholder Meeting. Eric J. Lloyd’s term expired following the May 19, 2022 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld

Susan B. Sweeney	13,935,056	341,034
David M. Mihalick	13,965,684	310,406

46

Barings Participation Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

47

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48

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Remediation of Previously-Reported Material Weakness in Internal Control Over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. As of December 31, 2021, management concluded that a material weakness existed in the design and operation of controls to address the accuracy of particular inputs used in the determination of the fair value of certain private equity investments in accordance with U.S. GAAP; controls were not designed or maintained to review the accuracy of the selected EBITDA input for certain private equity investments within the portfolio in which the equity issuer is a subcomponent of the reporting entity (consolidated parent). This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in audit adjustments, which adjustments were reflected in the financial statements to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the year ended December 31, 2021.

The steps management took to remediate this material weakness included implementing enhancements to its review control by designing additional controls for equity investments managed by the private finance team, to include separate reviews of equity valuations and financial inputs as well as additional internal sign offs throughout the process.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period of time, such that the material weakness previously identified as of December 31, 2021, has been remediated as of June 30, 2022.

(b)	Changes in Internal Controls

Other than the enhancements to controls noted above, there were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b) CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2022

By:	/s/ Jonathan Bock
Jonathan Bock, Chief Financial Officer

Date:	September 8, 2022